Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Our Executive Officer Clawback Policy applies to excess incentive-based compensation received by any officers subject to Section 16 of the Exchange Act (“covered officers”) in the event of a required accounting restatement. The policy is intended to comply with the final rules regarding recovery of erroneously awarded compensation as promulgated by the SEC and the NYSE. Subject to limited exceptions, the policy provides that the Company will recover the incentive-based compensation received by each covered officer during the prior three fiscal years that exceeds the amount that the covered officers otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.